Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of October 31, 2003, by and among SatCon Technology Corporation, a Delaware corporation (the “Company”), and the purchasers listed on Schedule I hereto (the “Purchasers”).

This Agreement is being entered into pursuant to the Series B Convertible Preferred Stock Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the “Purchase Agreement”).

The Company and the Purchasers hereby agree as follows:

1.            Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have meaning set forth in Section 3(m).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Board” shall have meaning set forth in Section 3(n).

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

“Closing Date” means the date of the closing of the purchase and sale of the Preferred Stock and Warrants pursuant to the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s Common Stock, par value $0.01 per share.

“Effectiveness Date” means with respect to the Registration Statement the earlier of the ninetieth (90th) day following the Closing Date or the date which is within five (5) days of the date on which the Commission informs the Company that the Commission (i) will not review the Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of the Registration Statement and the Company makes such request.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Event” shall have the meaning set forth in Section 7(e).

“Event Date” shall have the meaning set forth in Section 7(e).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means the forty-fifth (45th) day following the Closing Date.

“Holder” or “Holders” means each of the Purchasers and any transferee of any of them to whom Registrable Securities have been transferred in accordance with Section 7(a) of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto).

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Preferred Stock” means the Series B Convertible Preferred Stock, par value $0.01 per share and stated value $5,000 per share, of the Company issued to the Purchasers pursuant to the Purchase Agreement.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments.

“Registrable Securities means the shares of Common Stock issuable upon conversion of the Preferred Stock and the shares of Common Stock issuable upon exercise of the Warrants; provided, however, that Registrable Securities shall include (but not be limited to) a number of shares of Common Stock equal to no less than 120% of the maximum number of shares of Common Stock which would be issuable upon conversion of the Preferred Stock (excluding shares of Common Stock that may be issued as dividends on the Preferred Stock) and upon exercise of the Warrants, assuming such conversion and exercise occurred on the Closing Date or the Filing Date, whichever date would result in the greater number of Registrable Securities (it being understood and agreed that such number reflects the Company’s good faith estimate of the maximum number of shares of Common Stock that it may issue upon conversion of the Preferred Stock, as dividends on the Preferred Stock and upon exercise of the Warrants).  Such registered shares of Common Stock shall be allocated among the Holders pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the Commission.  Notwithstanding anything herein contained to the contrary, if the actual number of shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants exceeds 120% of the number of shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants based upon a computation as at the Closing Date or the Filing Date, the term “Registrable Securities” shall be deemed to include such additional shares of Common Stock.

“Registration Statement” means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Special Counsel” means any special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to Section 4.

2.             Shelf Registration.

On or prior to the Filing Date the Company shall prepare and file with the Commission a “shelf” Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith).  Except as set forth on Schedule II hereto, the Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement and (ii) use its commercially reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect (the “Effectiveness Period”).  If at any time and for any reason, an additional Registration Statement is required to be filed because at such time the actual number of shares of Common Stock into which the Preferred Stock is convertible and the Warrants are exercisable exceeds the number of shares of Registrable Securities remaining under the Registration Statement, the Company shall have twenty (20) Business Days to file such additional Registration Statement, and the Company shall use its commercially reasonable best efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than sixty (60) days after filing.

3.             Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           Prepare and file with the Commission, on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith) including the method or methods of distribution thereof as specified by the Holders (except if otherwise directed by the Holders) and in accordance with applicable law, and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Holders and any Special Counsel, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and such Special Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holders, to conduct a reasonable review of such documents.  The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or any Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

(b)           (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, but in no event later than ten (10) business days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)           Notify the Holders of Registrable Securities and any Special Counsel as promptly as possible (and, in the case of (i)(A) below, not less than three (3) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than two (2) Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)           Use its commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, as promptly as possible, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(e)           If requested by the Holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(f)            If requested by any Holder, furnish to such Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)           Promptly deliver to each Holder and any Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and subject to the provisions of Section 3(m), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)           Prior to any public offering of Registrable Securities, use its commercially reasonable best efforts to register or qualify or cooperate with the selling Holders and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(i)            Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates, to the extent permitted by the Purchase Agreement and applicable federal and state securities laws, shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request in connection with any sale of Registrable Securities.

(j)            Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)           Use its commercially reasonable best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on The Nasdaq National Market or any other securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

(l)            Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

(m)          Be permitted to require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, Prospectus, or any amendment or supplement thereto, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within seven (7) business days after receiving such request.

Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(n)           If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) reasonably determines not to be in the

Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 20 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(n) for more than 45 days in the aggregate during any 12 month period; provided, however, that no such postponement or suspension shall be permitted for consecutive 20 day periods, arising out of the same set of facts, circumstances or transactions.

4.                     Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in Section 4, shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with The Nasdaq National Market and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and the NASD Regulation, Inc. and (C) in compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company and Special Counsel for the Holders, in the case of the Special Counsel, to a maximum amount of $5,000, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters).  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5.                     Indemnification.

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto), in the light of the circumstances under which they were made, not misleading, except to the extent, but only to the extent, that such untrue statements or omissions arise out of or are based upon information regarding the Holders or such other Indemnified Party furnished in writing to the Company by a Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to a Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by a Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)           Indemnification by Holders.  Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto), in the light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder or other Indemnified Party to the Company expressly for use therein and that such information was reasonably relied upon by the Company for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or any amendment or supplement thereto.

Notwithstanding anything to the contrary contained herein, the Holders shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(c)           Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party) in writing, and the Indemnifying Party shall be entitled to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such parties shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is a party and indemnity has been sought hereunder, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder;provided, that the Indemnified Party shall reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)           Contribution.  If indemnification under Section 5(a) or 5(b) is due but unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties pursuant to the law.

6.             Rule 144.

As long as any Holder owns Shares, Conversion Shares, Warrants or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act.  As long as any Holder owns Shares, Conversion Shares, Warrants or Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act.  The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Conversion Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144.  Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

7.             Miscellaneous.

(a)           Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, such Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)           No Inconsistent Agreements.  Neither the Company nor any of its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Except as disclosed in Schedule 2.1(c) of the Purchase Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person.  Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

(c)           No Piggyback on Registrations.  Except as set forth on Schedule II hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto or as disclosed in Schedule 2.1(c) of the Purchase Agreement) may include securities of the Company in the Registration Statement, and the Company shall not after the date hereof enter into any agreement providing such right to any of its securityholders, unless the right so granted is subject in all respects to the prior rights in full of the Holders set forth herein, and is not otherwise in conflict with the provisions of this Agreement.

(d)           Piggy-Back Registrations.  If at any time when there is not an effective Registration Statement covering (i) Conversion Shares or (ii) Warrant Shares, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, or as set forth on Schedule 7(d), the Company shall send to each holder of Registrable Securities written notice of such determination and, if within thirty (30) days after receipt of such notice, or within such shorter period of time as may be specified by the Company in such written notice as may be necessary for the Company to comply with its obligations with respect to the timing of the filing of such registration statement, any such holder shall so request in writing, (which request shall specify the Registrable Securities intended to be disposed of by the Purchasers), the Company will use its commercially reasonable efforts to cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 7(d) for the same period as the delay in registering such other securities. The Company shall use its commercially reasonable efforts to include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 7(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act.  In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if Securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

(e)           Failure to File Registration Statement and Other Events.  The Company and the Purchasers agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Time.  The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if, except as set forth in Section 3(n), (A) the Registration Statement is not filed on or prior to the Filing Date or is filed on or prior to the Filing Date and is subsequently withdrawn by the Company, or (B) the Registration Statement is not declared effective by the Commission on or prior to the 120th day after the Closing Date (or in the event an additional Registration Statement is filed because the actual number of shares of Common Stock into which the Preferred Stock is convertible and the Warrants are exercisable exceeds the number of shares of Common Stock initially registered is not filed and declared effective with the time periods set forth in Section 2), or (C) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or is not subject to further review, or (D) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission in accordance with and within the time periods specified in Section 2 hereof or (E) the Company has breached Section 3(n), or (F) trading in the Common Stock shall be suspended or if the Common Stock is delisted from The Nasdaq National Market for any reason for more than three Business Days in the aggregate without subsequent listing on another securities exchange, quotation system or market (any such failure or breach being referred to as an “Event,” and for purposes of clauses (A) and (B) the date on which such Event occurs, or for purposes of clause (C) the date on which such five Business Day period is exceeded, or for purposes of clause (D) after more than fifteen Business Days, or for purposes of clause (F) the date on which such three Business Day period is exceeded, being referred to as “Event Date”), the Company shall pay an amount as liquidated damages to each Holder equal to 3% for the first calendar month or portion thereof and 1.5% per calendar month thereafter or portion thereof of the Holder’s initial investment in the Preferred Stock from the Event Date, less any amount of Preferred Stock that has been converted or redeemed by such Holder (provided that, with respect to the Event described in clause (B), the “first calendar month” shall be deemed to commence on the 30th day prior to the Event Date), until the applicable Event is cured; provided, that, liquidated damages for the first calendar month upon the occurrence of an Event shall be payable in cash only, and for each calendar month thereafter shall be payable at the Company’s option in cash or shares of Common Stock.  Notwithstanding anything to the contrary in this paragraph (e), if (I) any of the Events described in clauses (A), (B) or (C) shall have occurred, (II) on or prior to the applicable Event Date, the Company shall have exercised its rights under Section 3(n) hereof and (III) the postponement or suspension permitted pursuant to such Section 3(n) shall remain effective as of such applicable Event Date, then the applicable Event Date shall be deemed instead to occur on the second Business Day following the termination of such postponement or suspension.  If the Company elects to pay in shares of Common Stock, the number of such shares of Common Stock to be issued to the Holders pursuant to this paragraph (e) shall be based on the liquidated damage amount divided by the average of the closing bid and ask price of the Common Stock for the five trading days prior to such Event Date and shall be issuable promptly upon receipt by the Company of a written demand from a Holder made on or after the Event Date.

(f)            Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each of the Holders.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (iii) the Business Day following the date of mailing, if sent by overnight delivery by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given.  The addresses for such communications shall be with respect to each Holder at its address set forth under its name on Schedule 1 attached hereto, or with respect to the Company, addressed to:

SatCon Technology Corporation
161 First Street
Cambridge, MA 02142
Attention: David B. Eisenhaure
Tel. No.: (617) 661-0540
Fax No.: (617) 349-0898

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.  Copies of notices to the Company shall be sent to Greenberg Traurig LLP, One International Place, Boston, MA 02110, Attention: Jonathan Bell, Esq., Tel. No.: (617) 310-6038, Fax No.: (617) 279-8438.

(h)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns.  The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder.  Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i)            Assignment of Registration Rights.  The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any Affiliate of such Holder or any other Holder or Affiliate of any other Holder of all or a portion of the Preferred Stock or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement, and (vi) at least 100,000 shares of Registrable Securities (appropriately adjusted for any stock dividend, split or combination of the Common Stock) are being transferred to such transferee or assignee in connection with such assignment of rights.  In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld.  The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

(j)            Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(k)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof.  Each of the Company and the Holders (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Each of the Company and the Holders consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 7(k) shall affect or limit any right to serve process in any other manner permitted by law.

(l)            Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m)          Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n)           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(o)           Shares Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(p)           Independent Nature of Purchasers.  The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents.  The decision of each Purchaser to purchase securities pursuant to the Purchase Agreement has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company further acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, including any renegotiation, amendment, early conversion, exercise, termination or other modification of the Transaction Documents or the transactions related thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a “group” for purposes of Section 13(d) of the Exchange Act with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  For reasons of administrative convenience only, at the request of the Company, Purchasers and their respective counsel have chosen to communicate with the Company through Jenkens & Gilchrist Parker Chapin LLP, counsel for one of the Purchasers.  Such counsel does not represent any other Purchaser and each Purchaser has retained its own legal counsel in connection with the negotiation and review of the Transaction Documents.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested by the Purchasers.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

By:	/s/ Michael Loew
Name: Michael Loew
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

By:	/s/ Robert A. Melnick
Name: Robert A. Melnick
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Jason and Cass Adelman JTWROS

By:	/s/ Jason Adelman
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Robert J. Neborsky, MD Inc.

By:	/s/ Robert J. Neborsky
Name: Robert J. Neborsky
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

OTAPE LLC

By:	/s/ [Illegible]
Name: [Illegible]
Title: CFO

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Crestview Capital Fund II, LP

By:	/s/ Richard Levy
Name: Richard Levy
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Stonestreet Limited Partnership

By:	/s/ M. Finkelstein
Name:
Title: President

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

RHP Master Fund, Ltd.
By: Rock Hill Investment Management, L.P.
By: RHP General Partner LLC
By:	/s/ Keith Marlowe
Name: Keith Marlowe
Title: Director

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

SDS Merchant Fund, LP

By:	/s/ Scott E. Derby
Name: Scott E. Derby
Title: General Counsel

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Alpha Capital AG

By:	/s/ K. Ackerman
Name: Konrad Ackerman
Title: Director

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Ellis Enterprises, Inc.

By:	/s/ John D. Cabot
Name: John D. Cabot
Title: Officer

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Baystar Capital II, LP

By:	/s/ Steve Derby
Name: Steve Derby
Title: Managing Member

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Vertical Ventures LLC

By:	/s/ Joshua Silverman
Name: Joshua Silverman
Title: Partner

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Crescent International Ltd.

By:	/s/ Maxi Brezzi
Name: Maxi Brezzi
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Gamma Opportunity Capital Partners, LP

By:	/s/ Christopher Rossman
Name: Christopher Rossman
Title: Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

By:	/s/ Michael S. Liss
Name: Michael S. Liss
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Platinum Partners Value Arbitrage Fund, LP

By:	/s/ Mark Nordlicht
Name: Mark Nordlicht
Title: GP

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

North Sound Legacy Fund LLC

By:	/s/ Thomas McAuley
Name: Thomas McAuley
Title: Chief Investment Officer

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

North Sound Legacy International Ltd.

By:	/s/ Thomas McAuley
Name: Thomas McAuley
Title: Chief Investment Officer

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

North Sound Legacy Institutional Fund LLC

By:	/s/ Thomas McAuley
Name: Thomas McAuley
Title: Chief Investment Officer

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Bristol Investment Fund Ltd.

By:	/s/ Paul Kessler
Name: Paul Kessler
Title: Director

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Mark Capital, LLC

By:	/s/ Evan Levine
Name: Evan Levine
Title: Managing Member

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Portside Growth and Opportunity Fund

By:	/s/ [Illegible]
Name: [Illegible]
Title: [Illegible]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

Barucha LLC

By:	/s/ Ezra Birnbaum
Name: Ezra Birnbaum
Title: [Illegible]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized officer as of the date first indicated above.

SATCON TECHNOLOGY CORPORATION

By:	/s/ Ralph M. Norwood
Name: Ralph M. Norwood
Title: Chief Financial Officer

PURCHASER

By:	/s/ Andrew Muir
Name: Andrew Muir
Title:

Schedule I

Purchasers

Michael Loew

507 E. 80th St., Apt. 4F

New York, NY 10021

Fax No.: (212) 585-1154

Robert A. Melnick

1074 Bonnie Brae Blvd.

Denver, CO 80209

Fax No.: N/A

Jason and Cass Adelman JTWROS

900 Park Avenue, #25A

New York, NY 10021

Fax No. : (212) 980-9466

Robert J. Neborsky, MD Inc.

317 14th St.

Del mar, CA 92014

Attention: Robert J. Neborsky

Fax No.: (858) 481-0490

OTAPE LLC

One Manhattanville Rd.

Purchase, N.Y. 10527

Attention: Paul Masters

Fax No.: (914) 694-6335

Crestview Capital Fund II, LP

95 Revere Dr., Suite F

Northbrook, IL 60062

Attention: Richard Levy

Fax No.: (847) 559-5807

Stonestreet Limited Partnership

c/o Canaccord Capital

320 Bay Street, Suite 1300

Toronto, ON M5H 4A6

Attention:  Tricia Webb

Fax No.: (416) 956-8989

RHP Master Fund, Ltd.

c/o Rock Hill Investment

Management, L.P.

Three Bala Plaza-East, Suite 585

Cynwyd, PA 19004

Attention: Legal Dept. / Keith Marlowe

Fax No.: (610) 949-9600

SDS Merchant Fund, L.P.

c/o SDS Capital Partners, LLC

53 Forest Avenue, Second Floor

Old Greenwich, CT 06870

Attention: Steve Derby

Fax No.: (203) 967-5851

Alpha Capital AG

c/o L.H. Financial

160 Central Park South, Suite 2701

New York, NY 10019

Attention: Ari Kluger

Fax No.: (212) 586-8244

Ellis Enterprises Inc.

212 Juniper Circle North

Lawrence, NY 11559

Attention: Matt Drillman

Fax No.: (212) 750-2088

Baystar Capital II, LP

53 Forest Avenue, Second Floor

Old Greenwich, CT 06870

Attention: Steve Derby

Fax No.: (203) 967-5851

Vertical Ventures LLC

641 Lexington Avenue

New York, NY 10022

Attention: Josh Silverman

Fax No.: (212) 207-3452

Crescent International Ltd.

La Tour Cointrin, 84

av. Louis-Casal, PO

Box 161, CH-1216

Cointrin, Switzerland

Attention: Maxi Brezzi

Fax No.: 011 41 22 929 53 64

Gamma Opportunity Capital Partners

LP, c/o L.H. Financial

160 Central Park South, Suite 2701

New York, NY 10019

Attention: Ari Kluger

Fax No.: (212) 586-8244

Michael Liss

3 Obry Drive

Scarsdale, NY 10583

Fax No.: (212) 405-8920

Platinum Partners Value Arbitrage

Fund, LP

152 West 57th Street, 54th Floor

New York, NY 10019

Attention: Frank Georgio

Fax No.: (212) 581-0002

North Sound Legacy Fund LLC

c/o North Sound Capital LLC

53 Forest Avenue, Suite 202

Old Greenwich, CT 06870

Attention: Andrew Wilder

Fax No.: (203) 967-5851

North Sound Legacy International Ltd.

c/o North Sound Capital LLC

53 Forest Avenue, Suite 202

Old Greenwich, CT 06870

Attention: Andrew Wilder

Fax No.: (203) 967-5851

North Sound Legacy Institutional

Fund LLC

c/o North Sound Capital LLC

53 Forest Avenue, Suite 202

Old Greenwich, CT 06870

Attention: Andrew Wilder

Fax No.: (203) 967-5851

Bristol Investment Fund Ltd.

Caledonian House

Jennett Street

George Town

Grand Caymen, Cayman Islands

Attention: Amy Wang

Fax No.: (323) 468–8307

Mark Capital, LLC

300 Felton Drive

Menlo Park, CA 94025

Attention: Evan Levine

Fax No.:  N/A

Portside Growth and Opportunity Fund

666 Third Avenue, 26th Floor

New York, NY 10017

Attention: Roger Anscher

Fax No.: (212) 845-7995

Barucha LLC

Rosalind Place

Lawrence, NY 11559

Attention: Ezra Birnbaum

Fax No.: (718) 853-7472

Andrew Redvers Muir

481 Jerusalem Road

Cohasset, MA 02025

Fax No.: (781) 383-2110

Schedule II

Securities Allowed to be Included in the Registration Statement

1.             Shares of Common Stock underlying the warrants to be issued to Burnham Hill Partners (or its designee), as placement agent for the Company in connection with the sale of the Preferred Stock and Warrants.

2.             Shares of Common Stock underlying the convertible promissory note and warrants held     by an affiliate of MRT, L.P.

3.             An aggregate of 407,714 shares of Common Stock underlying warrants issued to Silicon Valley Bank now held by Silicon Valley Bancshares.

4.             An aggregate of 250,000 shares of Common Stock underlying a warrant issued to Fuel Cell Energy, Inc.

5.             An aggregate of 90,000 shares of Common Stock owned by Aurelius Consulting Group, Inc.